Exhibit 99.2

Owens-Illinois, Inc. O-I earnings presentation Third quarter 2011

1 Introduction Agenda Business discussion Financial review Business outlook Concluding remarks and Q&A Presenters Regulation G The information included in this presentation regarding adjusted net earnings relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Further, the information in this presentation regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting, and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This presentation contains "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real and Australian dollar, (2) changes in capital availability or cost, including interest rate fluctuations, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to the economic conditions in Europe and Australia, the expropriation of the Company’s operations in Venezuela, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) fluctuations in raw material and labor costs, (6) availability of raw materials, (7) costs and availability of energy, including natural gas prices, (8) transportation costs, (9) the ability of the Company to raise selling prices commensurate with energy and other cost increases, (10) consolidation among competitors and customers, (11) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (12) unanticipated expenditures with respect to environmental, safety and health laws, (13) the performance by customers of their obligations under purchase agreements, (14) the Company’s ability to further develop its sales, marketing and product development capabilities, (15) the Company’s ability to resolve its production and supply chain issues in North America, (16) the Company’s success in implementing necessary restructuring plans, and the impact of such restructuring plans on the carrying value of recorded goodwill, and (17) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, and events related to asbestos-related claims. It is not possible to foresee or identify all such factors. Any forward looking statements in this document are based on certain assumptions and analyses made by he Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward looking statements contained in this presentation. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. Al Stroucken Chairman and CEO Ed White SVP and CFO

Third quarter 2011 results
Business discussion

3Q11: $0.84/sh EPS, $138M free cash flow [(1)]

- Shipments up 4% YoY
  - Acquisitions add 3% volume, organic up 1%
    - Organic up ~2%, excluding Australia
  - Volume up in all regions
- Price up slightly YoY; inflation remained high
- Improved production volumes
  - Production/supply chain issues improving in NA
  - Further restructuring underway in Australia
  - Lower YoY tax rate due to country earnings mix
- Free cash flow of $138M, primarily for debt repayment

Business outlook

- 4Q11 shipment levels flat to slightly up YoY
- Expect 4Q11 earnings to approximate 4Q10
- Expect FY11 FCF of $200 to $250M (unchanged)



Adjusted net earnings per share (2)
$1.00
$0.75
$0.50
$0.25
$0.00
$0.84
$0.59
$0.83
3Q11
2Q11
3Q10

(1) Free Cash Flow is defined as cash from continuing operations less capital spending from continuing operations.
(2) EPS exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations, including discontinued operations, and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation.

2

European segment review Business discussion 3Q11 results (YoY) Shipments up slightly, higher production levels Price up ~2%, including energy surcharge Continued higher cost inflation Business trends 3Q11 customer and consumer trends Varied by country; exposure to macro uncertainty 2012 customer agreements in process Target higher 2012 prices to offset 2011/2012 inflation 3 Segment operating profit ($M)

South America segment review Business discussion 4 3Q11 results (YoY) Volume up ~24% Driven by organic growth, led by Brazil & Argentina Anniversary of CIV acquisition, Sept. 2011 ~22% segment operating profit margin O-I’s strategy drives above-market growth in Brazil Brazil capacity expansion plans Euromonitor 5-year CAGR growth: ~4% in Brazil 2012 furnace addition planned at existing facility Segment operating profit ($M)

5 North America segment review Business discussion 3Q11 results (YoY) Shipments up 2% Wine and spirits – up; beer – flat Elevated cost inflation Higher operating rate 2 restarted furnaces running full Remediation plan progress High production to rebuild inventories Operational audits are yielding improvements Segment operating profit ($M) 1Q11 2Q11 3Q11 Inventory (tonnes) Delivery distance (miles) $100 $75 $50 $25 $0 $73 $72 3Q11 3Q10

6 Asia Pacific segment review Business discussion 3Q11 results (YoY) Total regional volume up slightly China volume up due to acquisitions Australia beer and wine shipments down ~15% Remediation plan and business trends Australian restructuring underway One furnace closure in Sept 2011 Second furnace closure expected in 1H12 $20M restructuring charge primarily for AP in 3Q11 (1) Additional steps contingent on market conditions and contract negotiations China priorities No further acquisitions in short term Continued integration of 2010 acquisitions Relocation of certain legacy plants Funded by proceeds from sale of existing facilities (1) Item not representative of ongoing operations and excluded from segment operating profit, see reconciliation of GAAP to non-GAAP in appendix. Segment operating profit ($M) $40 $35 $30 $25 $20 $15 $10 $5 $0 $23 $37 3Q11 3Q10

7 Stronger sales and pricing offset by cost inflation Financial review 1 Reportable segment sales in 3Q11 exclude $15 million of revenue, principally for the Company’s global equipment sales business. 2 Contractual cost pass-through provisions conducted on a monthly or quarterly basis had an immaterial effect on operating profit in 3Q11. 3 Includes the following significant items (all amounts are approximates): $55 million of cost inflation, partially offset by $18 million of higher capacity utilization and other cost savings. 4 Year-over-year variance primarily caused by lower equity earnings from the Company’s North American joint-venture that underwent a furnace rebuild, as well as the absence of several one-time items that benefited 3Q10. Non-operational Reportable Segments Sales (1) Operating Profit Adjusted Net Income ($ Millions) ($ Millions) (Non-GAAP EPS) 3Q10 $1,679 $279 $0.83 Sales volume 64 16 0.07 Price Price 25 25 0.11 Product mix (8) Cost pass-through provision (2) 1 Manufacturing and delivery (3) (37) (0.16) Operating expenses (9) (0.04) Other (4) (12) (0.06) Currency translation 86 7 0.03 Operational 168 (10) (0.05) Retained corporate costs (0.01) Net interest expense (0.04) Noncontrolling interests 0.02 Effective tax rate 0.09 Non-operational - - 0.06 Total reconciling items 168 (10) 0.01 3Q11 $1,847 $269 $0.84

8 Balance sheet, cash flow and capital structure Financial review Highlight of select balance sheet and cash flow items (1) ($M) 1 All information presented is from continuing operations only. 2 Total debt less cash divided by bank credit agreement EBITDA. The 3Q11 and 3Q10 ratios were calculated excluding the impact of the discontinued Venezuelan operations. Current bank covenants allow for a maximum ratio of 4.0x. Debt repayment progress $138M FCF primarily used to repay debt Leverage ratio reduced to 3.0x EBITDA Capital allocation priorities Reduce leverage ratio < 3.0x EBITDA Australian restructuring Brazil brownfield expansion Year-end planning Asbestos review Australian restructuring plan Goodwill assessment ~$640M goodwill related to AP SAP NA implementation – 1Q12 0.2x 3Q11 3Q10 • YoY  Cash $256 $657 ($401) Debt $4,088 $4,345 ($257) Net debt $3,832 $3,688 $144 Net debt to EBITDA (2) 3.0x 2.8x 0.2x Free Cash Flow $138 $67 $71 Capital expenditures ($51) ($154) $103 Working capital ($16) $63 ($79) Restructuring pymts ($14) ($18) $4 Asbestos pymts ($34) ($37) $3

4Q11 business outlook Favorable / Unfavorable Impact on Earnings 4Q11 vs 4Q10 Comments Operating Profit Europe Sales volume flat Higher price more than offset by inflation North America Sales volume flat to slightly up Slightly higher price offset by inflation Asia Pacific Weak demand in Australia Lower production volumes South America Strong seasonal demand Segment margin percentage expected to approximate 3Q11 Non-Operational Corporate and Other Costs Corporate costs ~ $25 to $30M Net interest expense ~$63M Net Income Adjusted Earnings Expected 4Q11 adjusted earnings to approximate 4Q10 See appendix for foreign currency sensitivities 9

10 Concluding remarks and Q&A Good progress in the third quarter Volumes up in all regions Stronger operating performance in North America Restructuring underway in Australia $138M of free cash flow primarily used for debt reduction Expect $200 to $250M free cash flow in 2011 Top priority - further debt repayment Higher 2012 pricing to offset 2011 and 2012 cost inflation Fourth quarter 2011 earnings dates Press release to be issued after market close Wednesday, January 25, 2012 Earnings conference call Thursday, January 26, 2012 @ 8:30am ET

Appendix

12 Reconciliation of GAAP to non-GAAP items Charges for note repurchase premiums and write-off of finance fees Three months ended September 30 Nine months ended September 30 $ Millions, except per-share amts Earnings EPS Earnings EPS Earnings EPS Earnings EPS Earnings from continuing operations 119 $ 0.72 $ 127 $ 0.77 $ 263 $ 1.58 $ 341 $ 2.04 • Charges for restructuring and asset impairment 20 0.12 28 0.17 8 0.05 • Charges for note repurchase premiums and write-off of finance fees 24 0.15 • Charges for acquisition transaction costs and fair value Inventory adjustments 9 0.06 9 0.06 139 $ $0.84 136 $ 0.83 $ 315 $ 1.90 $ 358 $ 2.15 $ 165.7 165.6 166.0 167.6 Adjusted net earnings Diluted shares outstanding (millions) Three months ended June 30 $ Millions, except per-share amts Earnings EPS Earnings EPS Earnings from continuing operations 71 $ 0.42 $ 132 $ 0.79 $ attributable to the Company • Charges for note repurchase premiums and writeoff of finance fees 24 0.15 • Charges for restructuring and asset impairment 3 0.02 8 0.05 98 $ $0.59 140 $ $0.84 166.3 166.5 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit Adjusted net earnings Diluted shares outstanding (millions) 2011 2011 2010 2011 2010

13 Free cash flow (1) Free Cash Flow equals cash provided by continuing operating activities less capital spending from continuing operations. Less: Loss (earnings) from discontinued ops Three months ended September 30 Nine months ended September 30 $ Millions 2011 2010 2011 2010 Net earnings 120 $ 151 $ 276 $ 400 $ Less: Loss (earnings) from discontinued ops 3 (16) 2 (31) Earnings from continuing operations 123 135 278 369 Non-cash charges: Depreciation and amortization 112 104 345 301 Restructuring and asset impairment 29 - 41 8 All other non-cash charges 40 (5) 101 76 Payments and other reconciling items: Asbestos-related payments (34) (37) (102) (114) Restructuring payments (14) (18) (27) (49) Change in components of working capital (16) 63 (225) (145) Change in non-current assets and liabilities (51) (21) (130) (76) Cash provided by continuing operating activities 189 221 281 370 Additions to PP&E for continuing operations (51) (154) (204) (389) Free Cash Flow (1) 138 $ 67 $ 77 $ (19) $

Reconciliation of credit agreement EBITDA to net earnings attributable from continuing operations 14 (1) Based on historical EBITDA of acquired entities and for those periods not already included in net income from continuing operations. $ Millions 2011 2010 Net Income from continuing operations 204 $ 207 $ Interest expense 318 234 Provision for income taxes 78 104 Depreciation 410 365 Amortization of intangibles 17 21 EBITDA 1,027 931 Adjustments in accordance with the Company's bank credit agreement: Charges for asbestos-related costs 170 180 Proforma EBITDA for acquistions (1) - 60 Restructuring and asset impairment 46 108 Other 21 29 Credit Agreement EBITDA 1,264 $ 1,308 $ Last 12 months ended September 30

Foreign currency exchange rate trends 15 Annual estimated EPS sensitivity to a 10% change in exchange rate with U.S. $ (1) $0.09 - $0.11 $0.09 - $0.11 $0.04 - $0.06 (1) Estimated based on 2011 net earnings mix, which includes segment profit, net interest, and tax expense recorded in each currency. $0.12 $0.10 $0.08 $0.06 $0.04 $0.02 $0.00 Euro Brazil Real Australia Dollar